UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2009

______________________________

KBR, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

601 Jefferson Street

Suite 3400

Houston, Texas 77002

(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

On January 6, 2009, KBR announced that the Company’s current estimates for its fiscal year 2009 earnings per diluted share are in-line with the current range reflected among analyst estimates.

Additionally, the Company’s Board of Directors authorized a share repurchase program pursuant to which KBR will repurchase shares in the open market to reduce and maintain, over time, KBR’s outstanding shares at approximately 160 millions shares.

The press release announcing the authorization of the share repurchase program is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1      Press Release dated January 6, 2009, entitled “KBR Announces 2009 Earnings Guidance and Share Repurchase Program.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: January 8, 2009	By:	/s/ Jeffrey B. King
Jeffrey B. King Vice President, Public Law and Secretary